                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                              721,898.80
           Available Funds:
                     Contract Payments due and received in this period                                   4,100,639.57
                     Contract Payments due in prior period(s) and received in this period                  485,426.43
                     Contract Payments received in this period for next period                             485,899.55
                     Sales, Use and Property Tax payments received                                          51,494.21
                     Prepayment Amounts related to early termination in this period                      2,811,698.55
                     Servicer Advance                                                                      661,928.30
                     Proceeds received from recoveries on previously Defaulted Contracts                         0.00
                     Transfer from Reserve Account                                                          13,161.53
                     Interest earned on Collection Account                                                  25,089.49
                     Interest earned on Affiliated Account                                                   1,172.78
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                     Agreement Section 5.03                                                                      0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                     (Substituted contract < Predecessor contract)                                               0.00
                     Amounts paid under insurance policies                                                       0.00
                     Maintenance, Late Charges and any other amounts                                        29,977.00

                                                                                                        --------------
           Total Available Funds                                                                         9,388,386.21
           Less: Amounts to be Retained in Collection Account                                              852,298.08
                                                                                                        --------------
           AMOUNT TO BE DISTRIBUTED                                                                      8,536,088.13
                                                                                                        ==============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                  0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                             Advances                                                                      485,426.43
                     3.      To Noteholders (For Servicer Report immediately following the
                             Final Additional Closing Date)
                                    a) Class A1 Principal and Interest                                           0.00
                                    a) Class A2 Principal (distributed after A1 Note matures)
                                    and Interest                                                         6,087,077.65
                                    a) Class A3 Principal (distributed after A2 Note matures)
                                    and Interest                                                           325,520.00
                                    a) Class A4 Principal (distributed after A3 Note matures)
                                    and Interest                                                           219,862.50
                                    a) Class A5 Principal (distributed after A4 Note matures)
                                    and Interest                                                           234,054.83
                                    b) Class B Principal and Interest                                      117,411.84
                                    c) Class C Principal and Interest                                      236,218.62
                                    d) Class D Principal and Interest                                      159,233.47
                                    e) Class E Principal and Interest                                      208,496.47

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08             0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account
                             Distribution
                                    a) Residual Interest (Provided no Restricting or
                                    Amortization Event in effect)                                           66,316.62
                                    b) Residual Principal (Provided no Restricting or
                                    Amortization Event in effect)                                          204,940.70
                                    c)  Reserve Account Distribution (Provided no Restricting
                                    or Amortization Event in effect)                                        13,161.53
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                             Earned and Any Other Amounts                                                  107,733.48
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                   70,633.99
                                                                                                        --------------
           TOTAL FUNDS DISTRIBUTED                                                                       8,536,088.13
                                                                                                        ==============

                                                                                                        --------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
           Event Funds (if any)}                                                                           852,298.08
                                                                                                        ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                       $2,511,821.93
            - Add Investment Earnings                                                                       13,161.53
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                     0.00
            - Less Distribution to Certificate Account                                                      13,161.53
                                                                                                        --------------
End of period balance                                                                                   $2,511,821.93
                                                                                                        ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                              $2,511,821.93
                                                                                                        ==============

                         DVI RECEIVABLES VIII 1999-1
                               SERVICER REPORT
                    FOR THE PAYMENT DATE OCTOBER 13, 2000


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Pool A                                                135,872,334.59
                           Pool B                                                 29,868,055.63
                                                                                 --------------
                                                                                                    165,740,390.22
Class A Overdue Interest, if any                                                           0.00
Class A Monthly Interest - Pool A                                                    717,787.10
Class A Monthly Interest - Pool B                                                    157,787.14

Class A Overdue Principal, if any                                                          0.00
Class A Monthly Principal - Pool A                                                 5,220,261.86
Class A Monthly Principal - Pool B                                                   770,678.88
                                                                                 --------------
                                                                                                      5,990,940.74
Ending Principal Balance of the Class A Notes
                           Pool A                                                130,652,072.73
                           Pool B                                                 29,097,376.75
                                                                                 --------------
                                                                                                    --------------
                                                                                                    159,749,449.48
                                                                                                    ==============

----------------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000            Ending Principal
Original Face $221,020,000         Original Face $221,020,000           Balance Factor
               $  3.961516                       $  27.105876                 72.278278%
----------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes

                           Class A1                                                      0.00
                           Class A2                                             19,720,390.22
                           Class A3                                             62,400,000.00
                           Class A4                                             41,000,000.00
                           Class A5                                             42,620,000.00
                                                                                -------------

Class A Monthly Interest                                                                          165,740,390.22
                           Class A1 (Actual Number Days/360)                             0.00
                           Class A2                                                 96,136.91
                           Class A3                                                325,520.00
                           Class A4                                                219,862.50
                           Class A5                                                234,054.83
                                                                                -------------

Class A Monthly Principal
                           Class A1                                                      0.00
                           Class A2                                              5,990,940.74
                           Class A3                                                      0.00
                           Class A4                                                      0.00
                           Class A5                                                      0.00
                                                                                -------------
                                                                                                    5,990,940.74
Ending Principal Balance of the Class A Notes
                           Class A1                                                      0.00
                           Class A2                                             13,729,449.48
                           Class A3                                             62,400,000.00
                           Class A4                                             41,000,000.00
                           Class A5                                             42,620,000.00
                                                                                -------------
                                                                                                  --------------
                                                                                                  159,749,449.48
                                                                                                  ==============

Class A2
-----------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000            Ending Principal
Original Face $40,000,000           Original Face $40,000,000            Balance Factor
               $   2.40342                        $ 149.77352                  34.323624%
-----------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                                2,316,417.43
                                           Pool B                                  509,209.39
                                                                                -------------
                                                                                                  2,825,626.82

           Class B Overdue Interest, if any                                              0.00
           Class B Monthly Interest - Pool A                                        12,527.96
           Class B Monthly Interest - Pool B                                         2,753.97
           Class B Overdue Principal, if any                                             0.00
           Class B Monthly Principal - Pool A                                       88,991.85
           Class B Monthly Principal - Pool B                                       13,138.06
                                                                                -------------
                                                                                                    102,129.91
           Ending Principal Balance of the Class B Notes
                                           Pool A                                2,227,425.58
                                           Pool B                                  496,071.33
                                                                                -------------
                                                                                                  ------------
                                                                                                  2,723,496.91
                                                                                                  ============

----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
Original Face $3,768,000        Original Face $3,768,000          Balance Factor
              $ 4.055714                      $  27.104541        72.279642%
----------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                           Pool A                               4,633,635.63
                                           Pool B                               1,018,618.06
                                                                                ------------
                                                                                                 5,652,253.69

           Class C Overdue Interest, if any                                             0.00
           Class C Monthly Interest - Pool A                                       26,199.35
           Class C Monthly Interest - Pool B                                        5,759.44
           Class C Overdue Principal, if any                                            0.00
           Class C Monthly Principal - Pool A                                     177,983.70
           Class C Monthly Principal - Pool B                                      26,276.13
                                                                                ------------
                                                                                                   204,259.83
           Ending Principal Balance of the Class C Notes
                                           Pool A                               4,455,651.93
                                           Pool B                                 992,341.93
                                                                                ------------
                                                                                                 ------------
                                                                                                 5,447,993.86
                                                                                                 ============

------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000          Ending Principal
Original Face $7,537,000         Original Face $7,537,000           Balance Factor
            $     4.240253                $       27.100946              72.283320%
------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                           Pool A                               2,088,556.60
                                           Pool B                                 678,945.85
                                                                                ------------
                                                                                                    2,767,502.45

           Class D Overdue Interest, if any                                             0.00
           Class D Monthly Interest - Pool A                                       18,904.54
           Class D Monthly Interest - Pool B                                        4,155.71
           Class D Overdue Principal, if any                                            0.00
           Class D Monthly Principal - Pool A                                     118,655.80
           Class D Monthly Principal - Pool B                                      17,517.42
                                                                                ------------
                                                                                                      136,173.22
           Ending Principal Balance of the Class D Notes
                                           Pool A                               1,969,900.80
                                           Pool B                                 661,428.43
                                                                                ------------
                                                                                                    ------------
                                                                                                    2,631,329.23
                                                                                                    ============

------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000          Ending Principal
Original Face $5,024,000         Original Face $5,024,000           Balance Factor
            $     4.590018                $       27.104542               52.375184%
------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                           Pool A                               3,862,297.24
                                           Pool B                                 849,080.84
                                                                                ------------
                                                                                                 4,711,378.08

           Class E Overdue Interest, if any                                             0.00
           Class E Monthly Interest - Pool A                                       31,381.17
           Class E Monthly Interest - Pool B                                        6,898.78
           Class E Overdue Principal, if any                                            0.00
           Class E Monthly Principal - Pool A                                     148,319.75
           Class E Monthly Principal - Pool B                                      21,896.77
                                                                                ------------
                                                                                                   170,216.52
           Ending Principal Balance of the Class E Notes
                                           Pool A                               3,713,977.49
                                           Pool B                                 827,184.07
                                                                                ------------
                                                                                                 -------------
                                                                                                 4,541,161.56
                                                                                                 =============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000           Ending Principal
Original Face $6,282,000         Original Face $6,282,000            Balance Factor
          $     6.093593                  $       27.095912                72.288468%
-------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                           Pool A                               4,640,328.77
                                           Pool B                               1,019,835.66
                                                                                ------------
                                                                                                   5,660,164.43

           Residual Interest - Pool A                                              54,391.29
           Residual Interest - Pool B                                              11,925.33
           Residual Principal - Pool A                                            178,576.98
           Residual Principal - Pool B                                             26,363.72
                                                                                ------------
                                                                                                     204,940.70
           Ending Residual Principal Balance
                                           Pool A                               4,461,751.79
                                           Pool B                                 993,471.94
                                                                                ------------
                                                                                                   -------------
                                                                                                   5,455,223.73
                                                                                                   =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                          70,633.99
            - Servicer Advances reimbursement                                                        485,426.43
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                        107,733.48
                                                                                                   -------------
           Total amounts due to Servicer                                                             663,793.90
                                                                                                   =============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 2000


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                     154,413,570.28

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                          0.00

               Decline in Aggregate Discounted Contract Balance                                                      5,932,789.93


               Aggregate Discounted Contract Balance, as defined in Indenture                                      --------------
                  Agreement, at the ending of the related Collection Period                                        148,480,780.35
                                                                                                                   ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances                3,137,725.50

                   - Principal portion of Prepayment Amounts                                      2,795,064.43

                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                          0.00

                   - Aggregate Discounted Contract Balance of Contracts that
                          have become Defaulted Contracts during the Collection Period                    0.00

                   - Aggregate Discounted Contract Balance of Substitute
                          Contracts added during Collection Period                                        0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                          Contracts withdrawn during Collection Period                                    0.00

                                                                                                  -------------
                                    Total Decline in Aggregate Discounted Contract Balance        5,932,789.93
                                                                                                  =============


POOL B
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                      33,943,745.45

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                          0.00

               Decline in Aggregate Discounted Contract Balance                                                        875,870.99


               Aggregate Discounted Contract Balance, as defined in Indenture                                      --------------
                  Agreement, at the ending of the related Collection Period                                         33,067,874.46
                                                                                                                   ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances                  875,870.99

                   - Principal portion of Prepayment Amounts                                              0.00

                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                          0.00

                   - Aggregate Discounted Contract Balance of Contracts that
                          have become Defaulted Contracts during the Collection Period                    0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                                  0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                          Contracts withdrawn during Collection Period                                    0.00

                                                                                                  -------------
                                    Total Decline in Aggregate Discounted Contract Balance          875,870.99
                                                                                                  =============

                                                                                                                   --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  181,548,654.81
                                                                                                                   ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                              Predecessor
                                                  Discounted        Predecessor     Discounted
Lease #      Lessee Name                          Present Value     Lease #         Present Value
-------      -----------                          -------------     -------         -------------
2199-001     Regional Radiology, LLC              $1,112,975.58     1881-001        $  2,435,321.88
1231-041     Radnet Management, Inc.                $953,502.31
1560-013     Drew Medical inc                       $342,866.78
             Cash                                   $25,977.21








                                                  -------------                     ---------------
                                     Totals:      $2,435,321.88                     $  2,435,321.88

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                            $  2,435,321.88
b) ADCB OF POOL A AT CLOSING DATE                                                   $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                               1.21%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
        & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES       NO  X
                                                                                            ---      ---

POOL B                                                                              Predecessor
                                                  Discounted        Predecessor     Discounted
Lease #      Lessee Name                          Present Value     Lease #         Present Value
-------      -----------                          -------------     -------         -------------
             NONE









                                                  -------------                     -------------
                                     Totals:              $0.00                             $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                    $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                  $50,047,123.17
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)               0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
        & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES       NO  X
                                                                                            ---      ---

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                             Predecessor
                                                  Discounted        Predecessor     Discounted
Lease #      Lessee Name                          Present Value     Lease #         Present Value
-------      -----------                          -------------     -------         -------------
408-502      Western Kentucky Diagnostic          $  495,646.95     277-103         $2,561,363.27
1042-501     Pinnacle Imaging, Inc.               $1,631,421.93     1513-002        $  953,250.10
2375-001     Tuscarawas Ambulatory                $1,286,730.05     1725-002        $  588,254.35
1097-506     Advanced Healthcare Resources        $  675,567.93
             Cash                                 $   13,500.87






                                                  -------------                     ---------------
                                     Totals:      $4,102,867.73                     $  4,102,867.72

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                        4,102,867.72
b) ADCB OF POOL A AT CLOSING DATE                                                   $251,182,193.26
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                               1.63%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
        & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES       NO  X
                                                                                            ---      ---

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                       Predecessor
                                                  Discounted        Predecessor     Discounted
Lease #      Lessee Name                          Present Value     Lease #         Present Value
-------      -----------                          -------------     -------         -------------
             None









                                                  -------------                     --------------
                                     Totals:              $0.00                     $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                        $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                   $50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                              0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
        & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES       NO  X
                                                                                            ---      ---

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2000

XV.    POOL PERFORMANCE MEASUREMENTS


1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                     TOTAL OUTSTANDING CONTRACTS
         This Month                        6,277,292.97     This Month               181,548,654.81
         1 Month Prior                     7,236,289.28     1 Month Prior            188,357,315.73
         2 Months Prior                    2,041,410.74     2 Months Prior           193,033,788.23

         Total                            15,554,992.99     Total                    562,939,758.77

         a) 3 MONTH AVERAGE                5,184,997.66     b) 3 MONTH AVERAGE       187,646,586.26

         c) a/b                                   2.76%

2.       Does a Delinquency Condition Exist (1c > 6%)?
                                                                                              Yes              No     X
                                                                                                  ---------       ----------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                                Yes              No     X
                                                                                                  ---------       ----------
         B. An Indenture Event of Default has occurred and is then continuing?                Yes              No     X
                                                                                                  ---------       ----------

4.       Has a Servicer Event of Default occurred?                                            Yes              No     X
                                                                                                  ---------       ----------


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                     Yes              No     X
                                                                                                  ---------       ----------
         B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or
         obligation not remedied within 90 days?                                              Yes              No     X
                                                                                                  ---------       ----------
         C. As of any Determination date, the sum of all defaulted contracts since the
         Closing date exceeds 6% of the ADCB on the Closing Date?                             Yes              No     X
                                                                                                  ---------       ----------

6.       Aggregate Discounted Contract Balance at Closing Date            Balance    $251,182,193.26
                                                                                     ---------------


         DELINQUENT LEASE SUMMARY

                  Days Past Due            Current Pool Balance           # Leases
                  -------------            --------------------           --------
                        31 - 60                    7,170,597.15                 34

                        61 - 90                      668,799.40                  5

                       91 - 180                    6,277,292.97                 12


         Approved By:
         Lisa J. Cruikshank
         Vice President